UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 23, 2011

Commission File Number: 333-150388

Rongfu Aquaculture, Inc.
(Exact name of registrant as specified in its charter)

Nevada	98-0655634
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)

Dongdu Room 321, No. 475 Huanshidong Road, Guangzhou City, PRC 510075
(Address of principal executive offices)
011-86-20-8762-1778
(Registrant’s telephone number, including area code)
N/A

(Former name or former address if changed since the last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01	CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

On March 23, 2011, the Board of Directors of Rongfu Aquaculture, Inc.  (the “Company”) approved the termination of Aquavella, Chiarelli, Shuster, Berkower & Co., LLP (“ACSB”), as the Company’s independent certified public accounting firm.

Concurrent with this action, our Board of Directors appointed Sherb & Co., LLP (“Sherb”) as our new independent certified public accounting firm. Sherb is located at 805 Third Avenue, New York, New York 10022 and has offices in Beijing and Shanghai, China.

On March 29, 2010, the Company acquired 100% of the common stock of Rongfu Aquaculture, Inc., a Delaware corporation (“Rongfu Delaware”), pursuant to a Share Exchange Agreement in a reverse merger transaction previously reported in the Company’s Current Report on Form 8-K filed on March 31, 2010.  Rongfu Delaware is considered the predecessor of the Company and the historical financial statements of Rongfu Delaware are considered those of the Company. ACSB issued an audit report on the consolidated financial statements of Rongfu Delaware as of and for the years ended December 31, 2009, and 2008 which did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2009 and 2008, the interim period ended September 30, 2010, and through the date of discontinuance of ACSB’s engagement as the Company’s independent accountant, there were no disagreements with ACSB on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedure, which disagreements, if not resolved to the satisfaction of ACSB, would have caused it to make reference to the subject matter of the disagreement in its reports on our financial statements for such periods.

The Company has provided ACSB with a copy of this Form 8-K prior to its filing with the Securities and Exchange Commission (“SEC”) and requested it to furnish a letter addressed to the SEC stating whether it agrees with the statements made above. Attached as Exhibit 16.1 is a copy of ACSB’s letter to the SEC, dated March 24, 2011.

During the period the Company engaged ACSB, neither the Company nor anyone on the Company's behalf consulted with Sherb regarding either (i) the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the Company's financial statements or (ii) any matter that was either the subject of a disagreement or a reportable event.

The Company has authorized ACSB to respond fully to all inquiries of ACSB.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(d)     Exhibits

EXHIBIT INDEX

Exhibit Number	Description
16.1	Letter from ACSB to the SEC dated March 24, 2011

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RONGFU AQUACULTURE, INC.
Date: March 25, 2011

/s/ Kelvin Chan

President